                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-57865 and 333-84799) of Workflow Management, Inc. of our report dated June 13, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 13, 2002